UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

September 28, 2010 (September 23, 2010)

NEUROGESX, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	001-33438	94-3307935
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2215 Bridgepointe Parkway, Suite 200, San Mateo, California 94404

(Address of principal executive offices, including zip code)

650-358-3300

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 23, 2010, the compensation committee and the board of directors of NeurogesX, Inc. (the “Company”), approved a $100,000 partial bonus payment to Anthony DiTonno, President and Chief Executive Officer of the Company, under the Company’s 2010 Executive Bonus Plan. The partial bonus payment is expected to be paid to Mr. DiTonno on or about September 30, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEUROGESX, INC.

By:	/S/ STEPHEN F. GHIGLIERI
Stephen F. Ghiglieri
Chief Financial Officer

Date: September 28, 2010

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